UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): March 1, 2016

Occidental Petroleum Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	1-9210	95-4035997
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Greenway Plaza, Suite 110 Houston, Texas	77046
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (713) 215-7000
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On March 1, 2016, Occidental Petroleum Corporation (“Occidental”) issued an Information Statement regarding its previously announced special stock dividend of all 71,500,000 shares of common stock of California Resources Corporation (“CRC”) owned by Occidental as the final step of the spin-off of CRC. The special stock dividend will be made on March 24, 2016 to stockholders of record as of February 29, 2016. The Information Statement contains a description of the terms of the distribution, certain tax consequences of the distribution, and additional information regarding CRC and CRC’s common stock. The Information Statement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Information Statement dated March 1, 2016.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Occidental Petroleum Corporation

/s/ Jennifer M. Kirk
Name:    Jennifer M. Kirk

Title:	Vice President and Controller

DATED: March 1, 2016

EXHIBIT INDEX

Exhibit No.	Description
99.1	Information Statement dated March 1, 2016.